UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 21, 2014

ALKAME HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-175044	98-0661455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road Suite D # 356 Las Vegas, Nevada	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 273-9714

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On April 21, 2014, Alkame Holdings, Inc., a Nevada corporation (the “Company”) entered into a Stock Purchase Definitive Agreement (the “Agreement”) with Xtreme Technologies, Inc., an Idaho corporation (“Xtreme”). In accordance with the terms of the Agreement, the Company will purchase all of the outstanding shares of Xtreme for the purchase price of $2,000,000.00, payable as follows:

  A cash payment of $50,000 has been previously paid as a non-refundable deposit;

  An additional cash payment of $525,000 shall be paid on or before the Closing Date (defined below), which, along with the initial $50,000 deposit, shall pay the obligations on Xtreme’s balance sheet;

  The balance of $1,425,000.00 shall be payable by the issuance of shares of the Company’s Series C Preferred Stock with a stated value of $1.00 per share to be divided pro rata among the Company’s shareholders of record as of the Closing Date. The Series C Preferred Stock shall include an option to convert such shares of Series C Preferred Stock into the Company’s Common Stock at the closing price of the Company’s common stock, as quoted on the OTCQB; and

  One of Xtreme’s previous officers and directors holds outstanding options to purchase up to 1,009,000 shares of Xtreme’s common stock at the price of $0.10 per share. At the Closing Date, pursuant to Idaho law, Xtreme shall notify this previous officer and director of his 30-day right to exercise any or all of his remaining options. If he elects to exercise any of his options within such 30-day period, the Company agrees to issue additional shares of Series C Preferred Stock in exchange for such Xtreme shares.

The Agreement includes customary representations, warranties and covenants of the Company and Xtreme, made to each other as of specific dates.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

Pursuant to the Agreement, the Company will issue 1,425,000 shares of its Series C Preferred Stock to the shareholders of Xtreme.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Stock Purchase Definitive Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 22, 2014	Alkame Holdings, Inc.

By: /s/ Robert Eakle
Robert Eakle
Chief Executive Officer

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